Exhibit 99.2

Thursday, February 20, 2020 NABORS INDUSTRIES 4Q 2019 Earnings Presentation Friday, February 21, 2020

2 Forward Looking Statements We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements . Such statements, including statements in this document that relate to matters that are not historical facts, are “forward - looking statements” within the meaning of the safe harbor provisions of Section 27 A of the U . S . Securities Act of 1933 and Section 21 E of the U . S . Securities Exchange Act of 1934 . These “forward - looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans . They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations . Factors to consider when evaluating these forward - looking statements include, but are not limited to: • fluctuations and volatility in worldwide prices of and demand for oil and natural gas; • fluctuations in levels of oil and natural gas exploration and development activities; • fluctuations in the demand for our services; • competitive and technological changes and other developments in the oil and gas and oilfield services industries; • our ability to renew customer contracts in order to maintain competitiveness; • the existence of operating risks inherent in the oil and gas and oilfield services industries; • the possibility of the loss of one or a number of our large customers; • the impact of long - term indebtedness and other financial commitments on our financial and operating flexibility; • our access to and the cost of capital, including the impact of a further downgrade in our credit rating, covenant restrictions, availability under our unsecured revolving credit facilities, and future issuances of debt or equity securities; • our dependence on our operating subsidiaries and investments to meet our financial obligations; • our ability to retain skilled employees; • our ability to complete, and realize the expected benefits, of strategic transactions; • changes in tax laws and the possibility of changes in other laws and regulation; • the possibility of political or economic instability, civil disturbance, war or acts of terrorism in any of the countries in which we do business; • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes or sanctions; and • general economic conditions, including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities . Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows . The above description of risks and uncertainties is by no means all - inclusive, but is designed to highlight what we believe are important factors to consider . For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10 - K and Quarterly Reports on Form 10 - Q, which are available at the SEC's website at www . sec . gov . Non - GAAP Financial Measures This presentation refers to certain “non - GAAP” financial measures, such as adjusted EBITDA, adjusted operating income (loss), net debt and free cash flow . The components of these non - GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . A reconciliation of adjusted EBITDA and adjusted operating income (loss) to income (loss) from continuing operations before income taxes, net debt to total debt, and free cash flow to net cash provided by operating activities, which are their nearest comparable GAAP financial measures, is provided in the Appendix at the end of this presentation .

3 Recent Company Highlights Amended the 2018 RCF and extended nearly $ 1 billion of debt maturities Increased U.S. Drilling average daily margin to $12,642 in 4Q from $12,400 in 3Q • Lower 48 daily margin held essentially flat at $10,218 as industry rig count declines by 7 % Increased International Drilling average daily margin to $14,144 in 4Q from $13,739 in 3Q International deployments: • Two offshore platform rigs in Mexico and a land rig in Kuwait • One land rig scheduled in Saudi Arabia Sequential adjusted EBITDA improvement in Canada Drilling, Drilling Solutions and International Drilling Continued growth in penetration of ROCKit ® Pilot and Navigator TM

FINANCIAL OVERVIEW 4

5 Financial Summary (1) See reconciliations in the Appendix (2) Diluted Earnings (Losses) Per Share from continuing operations ($000 except EPS) 4Q18 1Q19 2Q19 3Q19 4Q19 Operating Revenues $782,080 $799,640 $771,406 $758,076 $714,261 Income (Loss) from Continuing Operations before income taxes ($143,594) ($73,577) ($181,403) ($75,885) ($258,057) Adjusted EBITDA (1) $201,619 $196,996 $198,407 $207,034 $202,525 Adjusted Operating (1) Income (Loss) ($25,024) ($13,395) ($19,912) ($14,523) ($23,299) Diluted EPS (2) (0.55) (0.36) (0.61) (0.37) (0.77)

6 Debt Maturity Profile as of December 31, 2019 (Revolver Capacity + Cash) (2)(3) (1) Annual figures shown in millions at maturity value. (2) Debt balances reflect carrying values as of December 31, 2019. See reconciliation of Net Debt to Total Debt in the Appendix. (3) Availability under Revolving Credit Lines subject to covenants. (1) (1) Debt @ 12/31/19 Total Debt: $3.33Bn (2) Net Debt: $2.88Bn (2) Available Liquidity: $1.76Bn (2)

7 Debt Maturity Profile Proforma for Offerings & Tender (1) Annual figures shown in millions at maturity value . (1) (1) Tenders accepted in January 2020

BUSINESS SEGMENTS 8

9 Lower 48 Rig Utilization by Type (1) As of December 31, 2019. (1) Rig Type Total Rigs Active Total Util. AC % PACE ® - X 41 47 87% PACE ® - M750 7 7 100% PACE ® - M800 6 6 100% PACE ® - M1000 4 4 100% PACE ® - B 23 29 79% PACE ® - S 5 11 45% UPGRADED PACE ® - F 4 6 67% Total High Spec 90 110 82% PACE ® - F 0 9 0% PACE ® - M550 3 47 6% Other AC Rigs 0 16 0% SCR 1 8 13% Total 94 190 49%

Focus on Mission Zero 10 Lower 48 solidly outperforming the industry average reported TRIR 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 TRIR 0.93 1.71 NBR IADC

48% 11% 41% Market Peak - 2014 70% 1% 30% 4Q 2019 11 Successfully Improving Customer Mix Tier 1 Tier 2 Tier 3 Growing position with the top customers in the Lower 48

Continuing to Build Market Share with the Super Majors


2014
22%
39%
22%
7%
9%
2019
35%
26%
11%
8%
7%
14%
NBR
HP
PTEN
ESI
PDS
Other

54 Active AC 1500 Rigs with Super Majors

112 Active AC 1500 Rigs with Super Majors

Source: Enverus

Compared to market peak, Nabors gained 13% of the super major market share

Major Independent	*" I gave Nabors a 9 for their quality, forward-thinking mentality, low NPT and performance-minded personnel."*	Major Independent	*" Best in-basin rig performance. Attentive corporate and field personnel."*
Super Major	*" Nabors has invested heavily in their fleet and support services. They've also made tough decisions to ensure the right talent is in their front-line leadership positions."*	Super Major	*"New technology, consistently evolving. Quality performance and excellent service"*

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13 Nabors Drilling Operations as of December 31, 2019 Please refer to disclaimers on slide 2 of the presentation deck. U.S. 101 Saudi Arabia 42 Canada 15 Colombia 11 Argentina 10 Kazakhstan 6 Oman 4 Mexico 3 Russia 3 Venezuela 3 Algeria 2 India 2 Kuwait 2 Total of 204

14 Nabors has long history of deploying rigs powered by alternative power sources • Deployed first unit in 1985 on North Slope • Highline capable • Gas capable w/turbine • Today’s active North Slope fleet is highline - capable • Lower 48 • 40 dual - fuel - capable rigs • 3 running on highline power Powering Rigs with Alternative/Dual Fuel Highline power Natural gas

Tubular Running Services Reinventing workflows, while delivering superior returns Automation and Integration Integrated and efficient delivery built on Nabors SmartRig ® platform enabling: • Superior service quality & safety • Unmatched connection integrity • Repeatable and consistent performance • Reduced rig - up/rig - down times, and overall shorter run times • Significant reduction of HSE exposure • Performance Dashboards to drive continuous KPI improvement and peer benchmarking Leverage global footprint to drive growth • Growing market presence in U.S. • Expanding footprint in key international geographies of Latin America, Saudi Arabia, and Far East • Strong value creation in the U.S. enables international deployment of integrated offerings • Deployment of new technologies should further solidify Nabors’ value creation and market share globally Superior Financial Returns • Integrated field organization creating synergies and lower cost of delivery • Customer base aligned for scalable solutions • Performance pricing and tailored commercial models Significant progress in 2019 • Outpacing peer group on margins and returns on capital • Market share growth in Saudi Arabia • Growth & efficiencies established in U.S. Land • Casing run times improved by 23% YoY 0 50 100 150 200 Q3 ’19 Q2 ’19 Q4 ’19 +42% Integrated Jobs Traditional Jobs Apr - 19 Jan - 19 Jul - 19 Oct - 19 Jan - 20 Joints/Hr +23% Performance Dashboard 1 2 3 15

NABORS

Drilling Automation

Industry leading digital products supported by scalable workflows

		Product Description	Competitive Advantages	Value Creation
ROCKit®		*An intuitive directional steering control system that increases performance of slide drilling, through drill string oscillation and precise toolface control*	❑ Most sought after oscillation system by Operators and DD service providers ❑ Scalable and deployable across Nabors and third-party rigs ❑ Increases slide ROP and reduces flat time	**Deployed on tens of thousands of wells and active on significant number of U.S. Land rigs**
REVit®		*An automated real time stick slip mitigation system that preserves bit cutting structure, increases rates of penetration, and reduces unplanned trips*	❑ The market leading and most experienced stick-slip mitigation supplier ❑ Scalable and deployable across Nabors and third-party rigs ❑ Seamless and rapid field deployment	**Deployed on tens of thousands of wells and active on significant number of U.S. Land rigs**
Navigator™		*Automated directional guidance and advisory platform that drives consistent decision making, transparency, and improved wellbore trajectory*	❑ Collaborative cloud-based digital platform enabling multiple stakeholder interaction ❑ Customizable decision algorithms codify client best practices for improved directional execution ❑ Market leading decision transparency	**Drilled 1,020 wells with a total of 17.5 million feet**
ROCKit® Pilot		*An advanced directional steering control system that automates slide drilling to improve quality of slides and minimize time to slide through automated toolface control*	❑ Seamless integration with Navigator to achieve fully automated Well Bore Placement ❑ Enables reduced crews or de-manning of crews ❑ Flexible implementation from any remote operations center	**Drilled 370 wells with a total of 6.4 million feet**

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Incorporates industry leading technology; preferred choice of operators and end users Current motor fleet consists of 282 buildable assets that are utilized domestically and internationally 2019 Nabors’ Blue Force® motors were utilized to drill 1,247 wells for a total footage of 4,530,096 Reliability at 98.5% good runs • Sensor rich tools designed specifically for unconventional reservoirs • Collar mounted system allows for man - less operation and deployment • Utilized on 1,138 runs in 2019 for a total of 50,620 hours and 3,652,945 feet • Excellent reliability at 96% good runs AccuLine MWD fleet one of the most versatile MWD platforms in the industry Nabors WBP and Performance Products group was recognized in industry publications for drilling the first U - Shaped horizontal well in North America l and Blue Force® Mud Motors With the ability to deploy: • Electro Magnetic • Positive Mud Pulse • Azimuthal Gamma • Drilling Mechanics Wellbore Placement m aking the DD - MWD service automated and “crew - less” Nabors’ AccuLine featured in industry publications: WellBore Placement A unique DD/MWD company with a fully automated offering ‘Azimuthal Gamma Imaging and Continuous Inclination Applications to Spatial and Stratigraphic Wellbore in the Placement in the Southern Midland Basin’ | URTeC 55 | Denver | July 2019 ‘ Approach Optimizes Well Geosteering’ | American Oil and Gas Reporter Magazine | September 2018 ‘ Advanced Downhole Measurements and 3D Model Based Geosteering Improves Wellbore Placement Accuracy’ | URTeC 2902533 | Houston | July 2018 ‘ Real - Time Downhole Data Resolves Lithology Related Drilling Behavior’ | SPE/IADC - 189697 - MS | Fort Worth | March 2018 ‘ Advanced MWD Improves Wellbore Placement in Wolfcamp Formation ’ | World Oil Magazine | November 2018 ‘Wellbore Spiraling From Systematic Stick Slip Induced Micro - Sliding’ | AADE - 17 - NTCE - 049 | Houston | April 2017 July 2018 & 2019 ‘Azimuthal Gamma Imaging and Continuous Inclination Applications to Spatial and Stratigraphic Wellbore in the Placement in the Southern Midland Basin’ | URTeC 55 | Denver | July 2019 ‘ Approach Optimizes Well Geosteering’ | American Oil and Gas Reporter Magazine | September 2018 ‘ Advanced Downhole Measurements and 3D Model Based Geosteering Improves Wellbore Placement Accuracy’ | URTeC 2902533 | Houston | July 2018 ‘ Real - Time Downhole Data Resolves Lithology Related Drilling Behavior’ | SPE/IADC - 189697 - MS | Fort Worth | March 2018 ‘ Advanced MWD Improves Wellbore Placement in Wolfcamp Formation ’ | World Oil Magazine | November 2018 ‘Wellbore Spiraling From Systematic Stick Slip Induced Micro - Sliding’ | AADE - 17 - NTCE - 049 | Houston | April 2017 September 2018 ‘Azimuthal Gamma Imaging and Continuous Inclination Applications to Spatial and Stratigraphic Wellbore in the Placement in the Southern Midland Basin’ | URTeC 55 | Denver | July 2019 ‘ Approach Optimizes Well Geosteering’ | American Oil and Gas Reporter Magazine | September 2018 ‘ Advanced Downhole Measurements and 3D Model Based Geosteering Improves Wellbore Placement Accuracy’ | URTeC 2902533 | Houston | July 2018 ‘ Real - Time Downhole Data Resolves Lithology Related Drilling Behavior’ | SPE/IADC - 189697 - MS | Fort Worth | March 2018 ‘ Advanced MWD Improves Wellbore Placement in Wolfcamp Formation ’ | World Oil Magazine | November 2018 ‘Wellbore Spiraling From Systematic Stick Slip Induced Micro - Sliding’ | AADE - 17 - NTCE - 049 | Houston | April 2017 March 2018 ‘Azimuthal Gamma Imaging and Continuous Inclination Applications to Spatial and Stratigraphic Wellbore in the Placement in the Southern Midland Basin’ | URTeC 55 | Denver | July 2019 ‘ Approach Optimizes Well Geosteering’ | American Oil and Gas Reporter Magazine | September 2018 ‘ Advanced Downhole Measurements and 3D Model Based Geosteering Improves Wellbore Placement Accuracy’ | URTeC 2902533 | Houston | July 2018 ‘ Real - Time Downhole Data Resolves Lithology Related Drilling Behavior’ | SPE/IADC - 189697 - MS | Fort Worth | March 2018 ‘ Advanced MWD Improves Wellbore Placement in Wolfcamp Formation ’ | World Oil Magazine | November 2018 ‘Wellbore Spiraling From Systematic Stick Slip Induced Micro - Sliding’ | AADE - 17 - NTCE - 049 | Houston | April 2017 November 2018 ‘Azimuthal Gamma Imaging and Continuous Inclination Applications to Spatial and Stratigraphic Wellbore in the Placement in the Southern Midland Basin’ | URTeC 55 | Denver | July 2019 ‘ Approach Optimizes Well Geosteering’ | American Oil and Gas Reporter Magazine | September 2018 ‘ Advanced Downhole Measurements and 3D Model Based Geosteering Improves Wellbore Placement Accuracy’ | URTeC 2902533 | Houston | July 2018 ‘ Real - Time Downhole Data Resolves Lithology Related Drilling Behavior’ | SPE/IADC - 189697 - MS | Fort Worth | March 2018 ‘ Advanced MWD Improves Wellbore Placement in Wolfcamp Formation ’ | World Oil Magazine | November 2018 ‘Wellbore Spiraling From Systematic Stick Slip Induced Micro - Sliding’ | AADE - 17 - NTCE - 049 | Houston | April 2017 April 2017 Provided high reliability for major client in the Delaware Basin in 2019 2975 TOTAL HOURS ft 250,000+ DRILLED 0 MOTOR FAILURES 17

APPENDIX 18

19 Financial Summary (1) Margin = gross margin per rig per day for the period. Gross margin is computed by subtracting direct costs from operating rev en ues for the period. 4Q18 1Q19 2Q19 3Q19 4Q19 Margin (1) Avg. Rigs Working Margin (1) Avg. Rigs Working Margin (1) Avg. Rigs Working Margin (1) Avg. Rigs Working Margin (1) Avg. Rigs Working U.S. Drilling $11,428 117.3 $ 12,350 120.9 $12,061 122.2 $ 12,400 114.1 $ 12,642 104.2 Canada Drilling 6,492 18.3 6,055 16.3 3,764 7.4 3,799 7.7 5,493 12.3 International Drilling 13,527 88.0 12,622 89.7 12,610 88.6 13,739 87.7 14,144 87.1

Reconciliation of Adjusted EBITDA to Income (Loss) from Cont. Operations Before Income Taxes

Adjusted operating income (loss) represents income (loss) from continuing operations before income taxes, interest expense, earnings (losses) from unconsolidated affiliates, investment income (loss), impairments and other charges and other, net. Adjusted EBITDA is computed similarly, but also excludes depreciation and amortization expenses. In addition, adjusted EBITDA and adjusted operating income (loss) exclude certain cash expenses that the Company is obligated to pay. Each of these non-GAAP measures has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA and adjusted operating income (loss), because it believes that these financial measures accurately reflect the Company's ongoing profitability and performance. Securities analysts and investors use these measures as some of the metrics on which they analyze the Company's performance. Other companies in this industry may compute these measures differently. A reconciliation of adjusted EBITDA and adjusted operating income (loss) to income (loss) from continuing operations before income taxes which is the nearest comparable GAAP financial measure, is provided in the table below.

	Three Months Ended				
(In Thousands)	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Adjusted EBITDA	$201,619	$196,996	$198,407	$207,034	$202,525
Depreciation and Amortization	(226,643)	(210,391)	(218,319)	(221,557)	(225,824)
Adjusted Operating Income (loss)	(25,024)	(13,395)	(19,912)	(14,523)	(23,299)
Earnings (losses) from unconsolidated affiliates	0	(5)	0	0	0
Investment Income (loss)	(5,458)	9,677	469	(1,437)	1,509
Interest Expense	(53,731)	(52,352)	(51,491)	(51,291)	(49,177)
Other, net	(5,369)	(20,354)	(7,286)	(4,695)	(889)
Impairments and other charges	(54,012)	2,852	(103,183)	(3,939)	(186,201)
Income (Loss) from continuing operations before income taxes	**(143,594)**	**(73,577)**	**(181,403)**	**(75,885)**	**(258,057)**

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Reconciliation of Free Cash Flow to Net Cash Provided by Operating Activities

Free cash flow represents net cash provided by operating activities less cash used for investing activities. Free cash flow is an indicator of our ability to generate cash flow after required spending to maintain or expand our asset base. Management believes that this non-GAAP measure is useful information to investors when comparing our cash flows with the cash flows of other companies. This non-GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. However, management evaluates the performance of the consolidated Company based on several criteria, including free cash flow, because it believes that these financial measures accurately reflect the Company's ongoing profitability and performance.

	Three Months Ended			Year Ended
(In Thousands)	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2019
Net cash provided by operating activities	$ 203,231	$ 157,743	$ 253,730	$ 684,558
Less: Net cash used for investing activities	$ (113,760)	$ (75,496)	$ (22,156)	$ (355,856)
Free cash flow	$ 89,471	$ 82,247	$ 231,574	$ 328,702

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22 Reconciliation of Net Debt to Total Debt Net debt is computed by subtracting the sum of cash, cash equivalents and short term investments from total debt. This non - GAAP measure has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP . H owever, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including net deb t, because it believes that this financial measure accurately measures the Company’s liquidity. In addition, securities analysts and investors use thi s measure as one of the metrics on which they analyze the company’s performance. Other companies in this industry may compute this measure differentl y. A reconciliation of net debt to total debt, which is the nearest comparable GAAP financial measure, is provided in the table below. December 31, December 31, (In Thousands) 2018 2019 Long-Term Debt $3,585,884 $3,333,220 Current Debt $561 $0 Total Debt $3,586,445 $3,333,220 Cash & Cash Equivalents $447,766 $435,990 ST Investments $34,036 $16,506 Net Debt $3,104,643 $2,880,724